UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant under §240.14a-12

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Important MEDALLION Notice of Availability of Proxy FINANCIAL Materials for the Shareholder CORP Meeting . of To Be Held On: June 19, 2020 at 10:00 a.m., Eastern Time via live webcast at www.viewproxy.com/Medallionfinancial/2020/vm COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 06/09/20. Please visit https://www.proxydocs.com/MFIN, where the following materials are available for view: Proxy Statement Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TOVOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VOTING AT THE MEETING: You may vote your shares by attending the Annual Meeting at www.viewproxy.com/Medallionfinancial/2020/vm. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1.Election of Directors 2. Proposal to ratify the appointment of Maars USA LLP as Medallion Financial Corp.’s independent registered public accounting firm for the year ending NOMINEES: December 31, 2020 Alvin Burstein John Everest 3. Proposal to approve a non-binding advisory resolution to approve the 2019 Cynthia A. Hollenbeck compensation described in the of proxy Medallion statement Financial Corp.’s named executive officers, as 4. Proposal to approve the amendment to Medallion Financial Corp.’s 2018 Equity Incentive Plan, to increase the number of shares of Common Stock authorized for issuance thereunder as described in the proxy statement In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4. Please note that you cannot use this notice to vote by mail.